UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2024

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 424-4515
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into A Material Definitive Agreement.

The information set forth in Item 2.03 of this report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

On September 13, 2024, AdaptHealth LLC, a Delaware limited liability company (the “Borrower”) and wholly owned indirect subsidiary of AdaptHealth Corp. (the “Company”), AdaptHealth Intermediate Holdco LLC, a Delaware limited liability company and the Borrower’s direct parent, certain subsidiaries of the Borrower named therein, the lenders party thereto and Regions Bank, as administrative agent (“Regions Bank”), entered into that certain Fourth Amendment to Credit Agreement (the “Fourth Amendment”), which amended the Borrower’s existing Credit Agreement, dated as of January 20, 2021 (as previously amended, the “Credit Agreement”), by and among the Borrower, the guarantors party thereto from time to time, the lenders party thereto from time to time, and Regions Bank, as administrative agent and collateral agent.

The Fourth Amendment, among other things, (i) reduces the aggregate revolving credit commitments under the Credit Agreement from $450.0 million to $300.0 million, (ii) extends the maturity date of the revolving credit facility and the term loan facility to September 13, 2029 (in either case, subject to an earlier springing maturity date based on the Borrower’s 2028 Senior Notes and 2029 Senior Notes), and (iii) provides for certain other amendments.

Except as amended by the Fourth Amendment, the terms of the Credit Agreement remain in full force and effect.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company issued a press release earlier today announcing the entry into the Fourth Amendment, as described in Items 1.01 and 2.03 above. A copy of the press release is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Fourth Amendment, dated as of September 13, 2024, to the Credit Agreement, dated as of January 20, 2021, among AdaptHealth LLC, the guarantors named therein, Regions Bank, as administrative agent and collateral agent and the lenders party thereto.

99.1 Press Release dated September 16, 2024.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 16, 2024

AdaptHealth Corp.

By:	/s/Jonathan B. Bush
Name: Jonathan B. Bush
Title: General Counsel